Exhibit 24.1

                               CONSENT OF COUNSEL


     The consent of Allen G. Reeves, P.C., of all references made to it in the Prospectus included as a part of this Registration Statement on Form S-1 of Advanced Financial, Inc. and in all Amendments thereto are included in its opinion filed as Exhibit 24.1 to the Registration Statement.


                                             ALLEN G. REEVES, P.C.


                                             By: /s/ Allen G. Reeves
                                                --------------------
                                                 Allen G. Reeves






Denver, Colorado
May 10, 1996